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                                                                    Exhibit 10.2

BANCO MERCANTIL, C.A. BANCO UNIVERSAL, domiciled in the city of the Caracas, originally registered with the Commercial Registry kept by the former Commercial Court of the Federal District on December 3, 1925, under No. 123, which current Articles of Incorporation were amended and merged into one single text are evidenced by the entry made in the First Commercial Registry of the Judicial Circuit of the Capital District and State of Miranda on February 2, 2006, under No. 45, Volume 11-Pro, Sole Registry of Fiscal Information (R.I.F.)
            , hereinafter THE BANK, represented in this by its ATTORNEY-IN-FACT, ANDRES MANUEL PABLO PARRA MORENO, Venezuelan, attorney, married, of legal age,
domiciled in the city of Caracas, bearer of Identity Card No.             , his
capacity being evidenced by a power of attorney registered with the Thirty seventh Public Registry of Libertador Municipality of the Capital District, on December 10, 2003, under No. 42, Volume 99 of the respective books, and registered in the First Commercial Registry of the Federal District and Capital Region Judicial Circuit, on March 10, 2004, under No. 16, Volume C-Pro, sufficiently authorized to execute this document, as party of the first part; and as party of the second part, HARVEST VINCCLER, C.A. limited partnership domiciled in the city of Caracas, originally registered with the Commercial Registry of the Judicial Circuit of the Federal District and State of Miranda, on June 28, 1993, under No. 13, Volume 146-A Second, which transformation from commercial society into limited partnership and total amendment of the articles of association, are evidenced by the entry made in the Second Commercial Registry of the Capital District and State of Miranda Judicial Circuit, on September 7, 2006, under No. 40, Volume 186 Second, Sole Registry of Fiscal
Information (R.I.F.) No.             , hereinafter THE BORROWER, represented
herein by its GENERAL MANAGER, MAURICIO DI GIROLAMO LIZARRAGA, Venezuelan, of legal age, married, domiciled in the city of Caracas and bearer of the Identity
Card No.             , sufficiently authorized to execute this document by
ARTICLE ELEVENTH of the Corporate Bylaws of their principal, have agreed to enter into this agreement of INTEREST BEARING LOAN, which will be governed by the following clauses: FIRST: GRANT OF INTEREST BEARING LOAN AND ITS USE: THE BANK grants hereby the BORROWER an INTEREST BEARING LOAN, WITH TRUST FUNDS AND OTHER TRUST INSTRUMENTS, of TWENTY BILLION BOLIVARS (BS. 20.000.000.000,00), which THE BORROWER declares to have received in cash fully. THE BORROWER will use the amount of money received as an INTEREST BEARING LOAN exclusively to carry out operations of legitimate commercial character; SECOND: FORM AND

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OPPORTUNITY OF PAYMENT OF THE INTEREST BEARING LOAN: THE BORROWER is obliged to return to THE BANK the amount of money received as an INTEREST BEARING LOAN at the expiration of a term of ONE HUNDRED EIGHTY (180) CONTINUOUS DAYS counted as the date of authentication of this document. In case the date of payment of any of the INSTALMENTS due to be paid by the BORROWER TO THE BANK under this contract, would be payable on a banking not working day in Caracas, Bolivarian Republic of Venezuela, THE BORROWER AND THE BANK do agree that said date of payment will be postponed to the following bank working day in Caracas, Bolivarian Republic of Venezuela; THIRD: CONVENTIONAL AND MORA INTERESTS: The amount of money received as interest bearing loan will produce conventional interests calculated on the debit balance under the variable rates at a FIXED RATE of TEN POINT ZERO TWO PERCENT (10.02%) PER ANNUM which will be paid by THE BORROWER at the same time when the owed capital needs to be paid. In case the date of payment of any of the INSTALMENTS due to be paid by the BORROWER TO THE BANK under this contract, would be payable on a banking not working day in Caracas, Bolivarian Republic of Venezuela, THE BORROWER AND THE BANK do agree that said date of payment will be postponed to the following bank working day in Caracas, Bolivarian Republic of Venezuela. IN CASE OF DELAY IN THE PAYMENT OF ANY OBLIGATIONS REFERRED BY THIS CONTRACT, THE APPLICABLE DELAY DURING ALL THE TIME IT LASTS, I.E. FROM THE DATE SUCH PAYMENT SHOULD HAVE BEEN DONE UNTIL THE PAYMENT DAY OF THE TOTAL PAYMENT BY THE BORROWER TO THE BANK, WILL BE THE ONE RESULTING FROM ADDING TO TEN POINT ZERO TWO PERCENT (10.02%) PER ANNUM A THREE PERCENT (3%) PER ANNUM; FOURTH: PAYMENT IN ADVANCE: Despite the foreseen in clauses SECOND AND THIRD of this contract, THE BORROWER can pay in advance the whole or part of the amount of money received as INTEREST BEARING LOAN and the conventional interests resulting from the application of the interest rate mentioned in Clause THIRD of this contract and caused until the date of the payment in advanced, at any moment of this contract effect, and for any other amount, without any penalty whatsoever, notifying THE BANK in written with at least TWO (2) BANK WORKING DAYS in advance in Caracas, Bolivarian Republic of Venezuela. In that case, it is understood that THE BANK will allocate the amount paid in advance, first to the interest caused and secondly to the remnant owed capital. Additionally, in this case, THE BORROWER AND THE BANK agree that the amount of the INSTALMENT TO AMORTIZE THE OWED CAPITAL and the conventional interests under this contract will be modified in mutual agreement to reflect the effect of said payment in advance. FIFTH: DEBT AUTHORIZATION OR CHARGE TO ACCOUNT OR DEPOSIT: THE BORROWER EXPRESSLY AND IRREVOCABLY AUTHORIZES THE BANK TO DEBIT OR CHARGE ANY ACCOUNT OR DEPOSIT IT MAINTAINS JOINTLY OR INDISTINCTLY WITH NATURAL OR JURIDICAL PERSONS IN THE BANK, ALL MATURED AMOUNTS OF MONEY TO BE DEBITED IN

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RELATION TO THE GRANTING OF THE INTEREST BEARING LOAN REFERRED IN THIS CONTRACT,
WITHOUT IT BEING UNDERSTOOD THAT THESE CHARGES GIVE RISE TO NOVATION OF SAID OBLIGATIONS. SIXTH: CAUSES FOR ANTICIPATED OBLIGATIONS DUE: It will be considered due obligations and perfectly demanded payment in full and immediately of the obligations that have been assumed by THE BORROWER by virtue of this document in ONE (1) of the following events: 6.1.- The failure to pay when due any ONE (1) of the INSTALMENTS TO AMORTIZE CAPITAL or any one (1) of the INTEREST instalments in the opportunity when according to this document such concepts be demandable. 6.2.- If THE BORROWER, breaching what the SEVENTH clause of this contract stipulates, assigns or delegates the rights or obligations assumed under this agreement to any individual or legal entity; 6.3.- If precautionary or executive measures prohibiting the sale or encumbrance, attachment, seizure or other type of measure are declared on the assets owned by THE BORROWER and such measures are not stayed within a period of SIXTY (60) continuous DAYS after the date the decision to adopt these measures was issued; 6.4.- The nullity or inefficacy for any cause of any of the guarantees constituted to support the payment of the INTEREST BEARING LOAN referred in this contract, provided that THE BORROWER or a third party do not establish an equivalent substitutive guarantee to THE BANK'S satisfaction 6.5.- If there is a judicial declaration of moratorium, bankruptcy or the judicial liquidation of THE BORROWER'S assets or if the last one incurs in payments ceasing; 6.6.- If
THE BORROWER fails to deliver historical annual Financial Statements to THE BANK during the term of this contract of INTEREST BEARING LOAN within NINETY (90) continuous DAYS of the end of the fiscal year, duly certified by a firm of independent auditors approved by THE BANK, or its monthly Balance Sheets duly signed by an independent public accountant within THIRTY (30) continuous DAYS after they have been requested; 6.7.- If THE BORROWER had provided erroneous or false information that has been used as the base to grant this INTEREST BEARING LOAN, 5.8.- If it is determined that THE BORRIWER has used the moneys of THE INTEREST BEARING LOAN for ends or purposes different to the one stated in this contract. 6.9.- If substantial changes are made to the current shareholding structure of THE BORROWER without the previous written consent of THE BANK. To these effects, it will be understood as substantial changes in the shareholding structure, any change implying a variation higher than TEN (10%) PERCENT of the same; 6.10.- If THE BORROWER fails to provide THE BANK within the EIGHT (8) BANK WORKING DAYS after its written request, any information that has

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been at the same time requested to THE BANK by any authority controller our supervisor of the banks and financial institutions activities in general and that is directly related to THE BORROWER; 6.11.- If THE BORROWER fails to immediately notify to THE BANK the existence of any event that may adversely affect its current economic and financial situation, unless this event is a consequence or is related to the conversion of the oil project(s) being currently developed by THE BORROWER of the operative service agreements to mixed company; 6.12.- If THE BORROWER performs activities of different nature to its social object at the time of authentication of this contract, unless such change is consequence or is related to the conversion of the oil project(s) being currently developed by THE BORROWER of the operative service agreements to mixed company ; 6.13.- The revoke or renewal failure, depending on the case, of any government authorization or of any other kind or nature which hinders THE BORROWER'S fulfilment of its commercial activities; 6.14.- In case of the anticipated expiration of any other obligations assumed by THE BORROWER with THE BANK or with any other of its branches, affiliated, subsidiaries or related companies; and 6.15.- - Default of any other relevant obligations assumed by THE BORROWER herein. THE FAILURE IN THE FULFILMENT OF THE BANK'S RIGHTS IN AGREEMENT WITH THIS CLAUSE SHALL BE IN NO CASE UNDERSTOOD AS WAIVER TO THEM, TO THE ACTIONS THAT MAY BE DERIVED FROM THEM OR AS AN ACCEPTANCE OR TOLERANCE OF THE CIRCUMSNTANCES EMPOWERING IT TO EXERCISE THEM; SEVENTH: RIGHTS OR OBLIGATIONS
CONVEYANCE: This contract is considered to be celebrated "intuito personae" in relation to THE BORROWER; consequently, this last one under any circumstances will not be able to convey or delegate the corresponding rights and obligations in agreement herewith; EIGHTH: NOTIFICATIONS, COMMUNICATIONS OR CITATIONS
ADDRESS: All notifications, communications or citations that THE BANK and THE BORROWER should address regarding this agreement of INTEREST BEARING LOAN, will be done in written, via telefax or e-mail, exclusively sent to the following addresses: THE BANK: Final Avenida Andres Bello, cruce con Avenida El Lago, Edificio Mercantil Nro. 1, San Bernardino, Municipio Libertador, Distrito Capital, Caracas, Unidad Gerencia Petroleo y Gas I, Atencion: Sra. Liliana Bonora Buzzoni, Telefonos Nros. 0212-5030439 /0440, Telefax Nro. 0212-5031131, E-mail: lbonora@bancomercantil.com; and THE BORROWER: Centro Profesional Eurobuilding, Piso 9, Ofic. 9-D, Calle La Guairita, Chuao. Municipio Baruta. Estado Miranda, Attention: Mr. Mauricio Di Girolamo, Telephone (s) Nro. (s) 58212-212-70-00 Telefax Nro. 58-212-993-36-38 and E-mail:
Mauricio.digirolamo@harvestvinccler.com., with copy to 1177 Enclave Parkway, Suite 300, Houston, Texas 77077, United States of America. Attention to: Mr. Steve Tholen, Telephone: 1-281-899-57-14, Telefax: 1-281-899-57-03. E-mail:
stholen@harvestnr.com. THE BORROWER EXPRESSLY RELEASES THE BANK FROM ANY LIABILITY, DIRECTLY OR INDIRECTLY, DERIVED FROM ANY

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NOTICE OR COMMUNICATION OR CITATION SENT TO AN ADDRESS THAT IS NOT THE CURRENT
ADDRESS, WHEN THIS IS DUE TO FAILURE TO NOTIFY IN A TIMELY MANNER WHAT IS REFERRED IN THIS CLAUSE; NINTH: APPLICABLE LEGAL REGIME: In case of matters that have not been foreseen in this contract, the resolutions of the Commerce Code in relation to Loan which are foreseen in the XIV Title of said legal instrument; the norms described in the XVI Title of the Third Book of the Civil Code regarding Mutual or Interest Bearing Loan, as well as the resolutions of the Decree with Rank of Law of Reform of the Banks and other institutions General Law, whenever they will be applicable.; TENTH: EXPENDITURES: ALL EXPENDITURES, TAXES, COMMISSIONS, TARIFFS, CHARGES, HONORARIES AND OTHER PRESENT OR FUTURE CONCEPTS ORIGINATED OR DERIVED OR PRODUCED AS A CONSEQUENCE OF THE CELEBRATION AND (OR) EXECUTION OF THIS CONTRACT, INCLUDING PROFESSIONAL HONORARIES OF ATTORNEYS CAUSED BY THE CLAIMS AND EXECUTION OF THE OBLIGATIONS HEREIN REFERRED BEFORE THE COMPETENT JURISDICTIONAL ORGANISMS, WILL BE ON THE BORROWER'S ACCOUNT; ELEVENTH: OTHER DECLARATIONS: THE BORROWER, ACCORDING TO WHAT IS INSTRUCTED IN ARTICLE 13 OF THE NORMS RELATED TO THE PROTECTION OF THE FINANCIAL SERVICES USERS DICTATED BY THE BANKS SUPERINTENDENCY AND OTHER FINANCIAL INSTITUTIONS BY RESOLUTION NO. 147-02 DATED AUGUST 28, 2002, PUBLISHED IN OFFICIAL GAZETTE OF THE BOLIVARIAN REPUBLIC OF VENEZUELA NO. 37.517 DATED AUGUST 30, 2002, EXPRESSLY DECLARED THAT BEFORE THE GRANT OF THIS CONTRACT, THE BANK GAVE THEM ONE (1) EXEMPLARY OF THE SAME DRIFT AND THAT CONSEQUENTLY ENOUGH TIME WAS DISPOSED TO EXAMINE ITS CONTENT, OBTAIN THE PROFESSIONAL ASSISTANCE OF A RELIABLE ATTORNEY AND IN GENERAL, UNDERSTAND THE PRECISE SCOPE, IMPORTANCE AND JURIDICAL CONSEQUENCES OF ALL AND EACH OF ITS CLAUSES, WHICH ARE ACCEPTED WITHOUT ANY OBJECTION SINCE THEY ARE EXACT, INTEGRAL AND EXACT REFLECTION OF THEIR WILLS; and TWELVTH: SELECTION OF SPECIAL DOMICILE: For all the effects and consequences derived from this contract, THE BANK, THE BORROWER, choose as special domicile the city of Caracas, to the jurisdiction of which Tribunals expressly they declare to be subject to without detriment of the right that assists THE BANK in its character of creditor to go to any other competent Tribunal according to the Law.

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                        BOLIVARIAN REPUBLIC OF VENEZUELA
      METROPOLITAN DISTRICT OF CARACAS. THIRTY SEVENTH PUBLIC NOTARY OF THE
                 LIBERTADOR MUNICIPALITY OF THE CAPITAL DISTRICT

Caracas on the twenty third (03) day of the month of October of the year two thousand six (2006). 196 years of the Independence and 147 years of the Federation. The previous document written by the Attorney MARIA ROSARIO VEGAS A., registered in Inpreabogado under No. 50359, was presented for its Authentication and Return, according form No. 90050, dated 10-03-2006, according to the Law of Judicial Taxes. Being present the grantors, ANDRES MANUEL PABLO PARRA MORENO AND MAURICIO DI GIROLAMO LIZARRAGA, both Venezuelans, of legal age,
both married, bearers of the Identification Cards Nos.:              AND
            , domiciled in Caracas. The original and its photocopies were read, compared and signed in presence of the Notary Public, and the grantors expressed: "ITS CONTENT IS TRUE AND OUR SIGNATURES DO APPEAR AT THE BOTTOM OF THE DOCUMENT". The Notary, therefore, upon request of the interested party, PUBLICALLY CERTIFIES this document containing the Act or Juridical Negotiation granted herein, and the copies signed in original which will form the Principal and Duplicated Volumes, inserted under No. 26, Volume 64, of the Authentication Books held by this Notary, witnessed by DORIS DELGADO AND MARY SEQUERA, bearers
of the identification cards Nos.              and              respectively. The
Notary Public does hereby certify that Ordinal No. 2 of Article 78 of Decree No. 1554 with rank of Law, of Public Registry and Notaries, has been complied with. Likewise, it is certified that 1) The Commercial Registry of BANCO MERCANTIL, C.A. (BANCO UNIVERSAL) registered before the Commercial Registry held by the Commercial Court of the Federal District on 04/03/1925, under No. 123. 2) Last modification registered before the First Commercial Registry of the Capital District and State of Monagas Judicial Circuit on 02/02/2006, under No. 45, Volume 11-APro. 3) Power of Attorney recorded before the Subaltern Office of the First Circuit of the Baruta Municipality, State of Miranda Registry Office on 02/19/1999, under No. 18, Volume 02, Third Protocol. 4) HARVEST VINCCLER, S.C.A. Registry document recorded before the same Commercial Registry on 09/07/2006, under No. 40, Volume 186-A-second, were presented. For this Act the Notary moved and was set up in Edificio

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Banco Mercantil, 32nd Floor, Av. Andres Bello, Caracas on request of the interested party, being 10:00 a.m. The present document has five (05) useful folios.-

THE NOTARY PUBLIC THIRTY SEVENTH,